Exhibit 10.3

Execution Version

NEGATIVE PLEDGE AGREEMENT

THIS NEGATIVE PLEDGE AGREEMENT (the “Agreement”) is entered into as December 9, 2015, by ACRC KA JV Investor LLC, a Delaware limited liability company (“ACRC KA JV Investor”), ACRC Lender LLC, a Delaware limited liability company (“ACRC Lender”) and ACRC Champions Investor LLC, a Delaware limited liability company (“ACRC Champions Investor”), ACRE Capital Holdings LLC, a Delaware limited liability company (“ACRE Capital Holdings” and, together with ACRC KA JV Investor, ACRC Lender and ACRC Champions Investor, the “Pledgor Subsidiaries”), and Ares Commercial Real Estate Corporation, a Maryland corporation (the “Borrower” and, together with the Pledgor Subsidiaries, the “Negative Pledgors”), in favor of DBD Credit Funding LLC, as collateral agent (the “Collateral Agent”) on behalf and for the benefit of the Lenders (as defined below).

WHEREAS, the Borrower is entering into that certain Credit and Guaranty Agreement dated of even date herewith (as the same from time to time hereafter may be amended, modified, supplemented or restated, the “Credit Agreement”), with ACRC Mezz Holdings LLC, a Delaware limited liability company (“ACRC Mezz”), ACRC Holdings LLC, a Delaware limited liability company (“ACRC Holdings”), ACRC CP Investor LLC, a Delaware limited liability company (“ACRC CP Investor”), and ACRC Warehouse Holdings LLC, a Delaware limited liability company (“ACRC Warehouse” and, together with ACRC Holdings, ACRC CP Investor and ACRC Mezz, the “Guarantors”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Highbridge Principal Strategies, LLC, as administrative agent (the “Administrative Agent” and, together with the Collateral Agent, the “Agents”) and the Collateral Agent, pursuant to which the Lenders have agreed to extend certain Loans (as defined in the Credit Agreement) to the Borrower on the terms and subject to the conditions set forth in the Credit Agreement and the other Loan Documents.

WHEREAS, the Borrower, the Guarantors and ACRC Lender are entering into that certain Pledge and Security Agreement dated of even date herewith (as the same from time to time hereafter may be amended, modified, supplemented or restated, the “Security Agreement”) with the Collateral Agent, pursuant to which the Borrower, the Guarantors and ACRC Lender have each granted the Collateral Agent a security interest in the Collateral (under and as defined in the Security Agreement).

WHEREAS, as of the date hereof, the Borrower owns, directly or indirectly, 100% of the issued and outstanding membership interests of the Pledgor Subsidiaries.  The Pledgor Subsidiaries will obtain substantial direct and indirect benefit from the Loans extended by the Lenders to the Borrower under the Credit Agreement.

WHEREAS, the Lenders are willing to extend the Loans to the Borrower under the Credit Agreement, subject to the satisfaction of certain conditions, including, among others, that the Negative Pledgors execute and deliver this Agreement to the Collateral Agent and agree to the negative pledge with respect to the assets as set forth in Annex A hereto (collectively, the “Restricted Assets,” provided, however, that unless context otherwise requires, when referring to any Negative Pledgor, such reference shall only refer to the applicable Restricted Asset held by such Negative Pledgor as set forth in Annex A hereto).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent and the Lenders to enter into the Credit Agreement and, to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Negative Pledgor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

Section 1.                                          Definitions.

(a)                                 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)                                 “Equity Interests” has the meaning set forth in clause (i) of the definition of “Equity Interests” in the Security Agreement.

Section 2.                                          Negative Pledge.

(a)                                 Each of ACRE Capital Holdings, ACRC Lender, ACRC KA JV Investor and ACRC Champions Investor shall not create, incur, assume or permit to exist any Lien (other than Permitted Collateral Liens) in or upon any of the Restricted Assets held by it, including the proceeds thereof, whether now owned or hereafter acquired.

(b)                                 The Borrower shall not create, incur, assume or permit to exist any Lien (other than Permitted Collateral Liens and, in the case of the Equity Interests in ACRC Holdings LLC, a Lien in favor of Ares Management LLC but only until such Lien is released as required by Section 5.13 of the Credit Agreement) in or upon any of the Restricted Assets held by it, including the proceeds thereof, whether now owned or hereafter acquired.

Section 3.                                          Representations and Warranties.  Each Negative Pledgor makes the following representations and warranties on the Closing Date and on and as of the date of each Loan, that:

(a)                                 Organization.  Each Pledgor Subsidiary is a duly organized and validly existing limited liability company, and the Borrower is a duly organized and validly existing corporation, in each case, in good standing under the laws of their respective jurisdictions of incorporation or organization and each Negative Pledgor is duly qualified to conduct business in all other jurisdictions where its failure to do so could reasonably be expected to have a Material Adverse Effect.

(b)                                 Binding Obligations.  This Agreement, when executed and delivered, constitutes the legal, valid and binding obligations of such Negative Pledgor, enforceable against such Negative Pledgor in accordance with its terms, except as enforcement thereof may be limited by: (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) equitable principles of general applicability (whether considered in a proceeding in equity or law).

(c)                                  Authorization; Approval.  Each Negative Pledgor has all requisite power and authority to execute and deliver this Agreement.  The execution, delivery, and performance of this Agreement have been duly authorized by each Negative Pledgor and all necessary limited liability company or corporate action in respect thereof has been taken, and the execution, delivery, and performance thereof do not require any consent or approval of any other Person that has not been obtained.

(d)                                 No Liens.  Each Negative Pledgor is the record and beneficial owner of, and has good and marketable title to, the Restricted Assets covered by (or purported to be covered by) this Agreement, to the knowledge of each Negative Pledgor, free of any Permitted Collateral Liens (other than in respect to Liens arising pursuant to clause (d) of the definition thereof).

Section 4.                                          Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Negative Pledgor and shall inure to the benefit of the Secured Parties (as defined in the Credit Agreement) and their successors and assigns; provided that assignments shall be subject to Section 9.1 of the Credit Agreement.

Section 5.                                          Governing Law.  (A) THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK; AND (B) THE VALIDITY OF THIS AGREEMENT, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Section 6.                                          Jurisdiction and Venue.  TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO AGREE THAT ALL ACTIONS, SUITS, OR PROCEEDINGS ARISING BETWEEN THE COLLATERAL AGENT, ANY MEMBER OF THE LENDER GROUP OR THE NEGATIVE PLEDGORS IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED HOWEVER THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT AT THE COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE THE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION TO THE EXTENT SUCH COURTS HAVE IN PERSONAM JURISDICTION OVER THE RELEVANT NEGATIVE PLEDGOR OR IN REM JURISDICTION OVER SUCH RESTRICTED ASSETS OR OTHER PROPERTY.  THE NEGATIVE PLEDGORS AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6 AND STIPULATE THAT THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PERSON FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.  TO THE

EXTENT PERMITTED BY LAW, SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST EACH OF THE NEGATIVE PLEDGORS OR ANY MEMBER OF THE LENDER GROUP MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED ON EXHIBIT 11.3 OF THE CREDIT AGREEMENT; PROVIDED THAT THAT ANY SUCH NOTICE, REQUEST OR DEMAND TO OR UPON ANY PLEDGOR SUBSIDIARY SHALL BE ADDRESSED TO THE BORROWER.

Section 7.                                          Removal and Exchange of Restricted Assets and Release of Negative Pledgors. The release and/or exchange of the Restricted Assets and/or Negative Pledgors shall be governed by Sections 10.12 and 11.4, as applicable, of the Credit Agreement.

Section 8.                                          Termination. At such time as there has been a Discharge of the Secured Obligations (as defined in the Security Agreement), the Restricted Assets shall be released from the negative pledges created hereby, and this Agreement and all obligations of the Collateral Agent and each Negative Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Restricted Assets shall revert to the Negative Pledgors.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower has executed and delivered this Agreement as of the date first written above.

ARES COMMERCIAL REAL ESTATE CORPORATION,
a Maryland corporation

By:	/s/ Tae-Sik Yoon
Name:	Tae-Sik Yoon
Title:	Chief Financial Officer

IN WITNESS WHEREOF, ACRC KA JV INVESTOR LLC has executed and delivered this Agreement as of the date first written above.

ACRC KA JV INVESTOR LLC,
a Delaware limited liability company

By:	/s/ Tae-Sik Yoon
Printed Name:	Tae-Sik Yoon
Title:	Chief Financial Officer

IN WITNESS WHEREOF, ACRC CHAMPIONS INVESTOR LLC has executed and delivered this Agreement as of the date first written above.

ACRC CHAMPIONS INVESTOR LLC,
a Delaware limited liability company

By:	/s/ Tae-Sik Yoon
Printed Name:	Tae-Sik Yoon
Title:	Chief Financial Officer

IN WITNESS WHEREOF, ACRC LENDER LLC has executed and delivered this Agreement as of the date first written above.

ACRC LENDER LLC,
a Delaware limited liability company

By:	/s/ Tae-Sik Yoon
Printed Name:	Tae-Sik Yoon
Title:	Chief Financial Officer

IN WITNESS WHEREOF, ACRE CAPITAL HOLDINGS LLC has executed and delivered this Agreement as of the date first written above.

ACRE CAPITAL HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Tae-Sik Yoon
Printed Name:	Tae-Sik Yoon
Title:	Chief Financial Officer

Acknowledged and Agreed, as of the date first written above, by:

DBD CREDIT FUNDING LLC,
as Collateral Agent

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

Annex A

Restricted Assets

Negative Pledgors	Restricted Assets
Ares Commercial Real Estate Corporation	Ares Commercial Real Estate Corporation’s Equity Interests in ACRE Capital Holdings LLC, a Delaware limited liability company, and all proceeds thereof, whether now owned or hereafter acquired.

All intercompany notes payable to Ares Commercial Real Estate Corporation by ACRE Capital Holdings, LLC, and all proceeds thereof, whether now owned or hereafter acquired.
Ares Commercial Real Estate Corporation	Ares Commercial Real Estate Corporation’s Equity Interests in ACRC Holdings LLC, a Delaware limited liability company, and all proceeds thereof, whether now owned or hereafter acquired.
ACRE Capital Holdings LLC	ACRE Capital Holdings LLC’s Equity Interests in ACRE Capital LLC, a Michigan limited liability company, and all proceeds thereof, whether now owned or hereafter acquired.
ACRC Lender LLC	ACRC Lender LLC’s Equity Interests in ACRC KA JV Investor LLC, a Delaware limited liability company, and all proceeds thereof, whether now owned or hereafter acquired.
ACRC Lender LLC	ACRC Lender LLC’s Equity Interests in in ACRC Champions Investor LLC, a Delaware limited liability company, and all proceeds thereof, whether now owned or hereafter acquired.
ACRC KA JV Investor LLC	ACRC KA JV Investor LLC’s Equity Interests in ACRC KA Investor, LLC, a Delaware limited liability company, and all proceeds thereof, whether now owned or hereafter acquired.
ACRC Champions Investor LLC	ACRC Champions Investor LLC’s Equity Interests in Promenade Champions Holdings, LLC, a Delaware limited liability company, and all proceeds thereof, whether now owned or hereafter acquired.